UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

THE TOPPS COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, $0.01 par value per share

(2)	Aggregate number of securities to which transaction applies:

41,678,612 shares of Common Stock of The Topps Company, Inc. (includes 2,938,440 shares underlying options to purchase Common Stock, of which options to purchase 2,261,124 shares are in-the-money and eligible to receive consideration in the transaction, and 22,407 shares of restricted stock)

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

$385,591,102

(5)	Total fee paid:

$11,831.78

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Presentation to Investors

June 2007

The Topps Company, Inc.

Cautionary Note Regarding Forward-Looking Statements

This presentation may contain statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are identified by their use of the terms: “expect(s),” “intend(s),” “may,” “plan(s),” “should,” “could,” “will,” “believe(s),” “anticipate(s),” “estimate(s),” or similar terms.  The Topps Company, Inc. (“Topps” or the “Company”) or its representatives may also make similar forward-looking statements from time to time orally or in writing.  You are cautioned that these forward-looking statements are subject to a number of risks, uncertainties, or other factors that may cause (and in some cases have caused) actual results to differ materially from those described in the forward-looking statements.   These risks and uncertainties include, but are not limited to, the following:

the risk that the merger transaction described in this presentation may not be consummated in a timely manner, if at all;

the inability to obtain the required vote for approval of the Company’s stockholders in order to consummate the merger;

the outcome of any legal proceeding instituted against Topps and/or others in connection with the proposed merger;

the failure of the conditions to the consummation of the merger to be satisfied;

the termination of the merger agreement prior to the consummation of the merger;

notwithstanding the fact that there is no financing condition to the merger, the inability of Tornante/MDP to obtain the financing required to pay the merger consideration and/or to otherwise consummate the merger and the other transactions contemplated by the merger agreement;

the businesses of Topps suffering as a result of uncertainty surrounding the merger, including, but not limited to, potential difficulties in employee retention, adverse effects on client or customer relationships and disruption of current plans or operations, or, if the merger agreement is terminated or the merger otherwise fails to occur, the uncertainties associated with any anticipated, potential or actual subsequent attempt to acquire Topps;

the diversion of Topps management’s attention from ongoing business operations;

the enactment or imposition of future regulatory or legislative actions that adversely affect Topps or any industry or jurisdiction in which it operates its businesses;

the adverse effects of other economic, business and/or competitive factors; and

other risks detailed in the Company’s current filings with the Securities and Exchange Commission, including its most recent filings on Form 10-K or Form 10-Q, which discuss these and other important risk factors concerning the Company’s operations.

These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement.  Topps operates in a continually changing business environment and new factors emerge from time to time.  The Company cannot predict such factors nor can its assess the impact, if any, of such factors on its financial position or its results of operations or whether or when the merger will be consummated.  Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

Many of the factors that will determine the Company’s future results or whether or when the merger will be consummated are beyond its ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, you should not rely on forward-looking statements.

Additional factors that may affect the future results of Topps are set forth in its filings with the Securities and Exchange Commission, which are available via the Internet at www.topps.com or www.sec.gov.  Neither Topps nor any of its representatives undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information has been Filed with the SEC

In connection with the proposed merger agreement, Topps has filed a definitive proxy statement with the Securities and Exchange Commission.  Investors and security holders are advised to read the definitive proxy statement, because it contains important information about the merger and the parties thereto. Investors and security holders may obtain free copies of the definitive proxy statement and other documents filed by Topps at its website at www.topps.com or the Securities and Exchange Commission’s website at www.sec.gov. The definitive proxy statement and such other documents may also be obtained for free from Topps by directing such request to Topps’ proxy solicitor, MacKenzie Partners, Inc. at 105 Madison Avenue, New York, New York 10016, telephone (800) 322-2885.

Topps and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger.  Information concerning the interests of these participants in the solicitation, which may be different than those of Topps stockholders generally, is set forth in Topps’ proxy statements and Annual Reports on Form 10-K that have been previously filed with the Securities and Exchange Commission and in the definitive proxy statement relating to the merger.

Table of Contents

Agenda

I.

Executive Summary

II.

Current Business Dynamics

III.

Valuation

IV.

The Process

V.

Why You Should Reject Crescendo Arguments

VI.

Conclusion

Executive Summary

Transaction Overview

Executive Summary

$191 million (54% of acquisition financing)

Equity Contribution

$385.6 million

Equity Value (1)

$304.0 million

Enterprise Value (2)

EV/Sales = 0.93x

EV/EBITDA = 13.1x

P/E = 27.1x

FY2007 Transaction

Multiples (3)

Buyer Group

Madison Dearborn Partners, LLC (“MDP”) –  One of the largest and most experienced private equity investment firms in the United States with more than $14 billion of equity capital under management

This transaction is NOT a management-led buyout

$9.75 cash offer per share for outstanding common stock of Topps

Price per Share

Consortium formed by:

The Tornante Company, LLC (“Tornante”) – Privately held investment company founded in
2005 by Michael Eisner, former Chairman and CEO of The Walt Disney Company.  Tornante
makes investments in and incubates companies and opportunities in the media and Entertainment space

___________________________

1.

Based on 38,717,765 shares outstanding, 2,938,440 options outstanding of which 2,261,124 are in-the-money and eligible to receive consideration in the transaction and 22,407 restricted shares, as of March 2, 2007 and in accordance with the disclosures in the Merger Agreement.

2.

Based on a net cash position of $81.6m as of March 3, 2007.

3.

Based on FY2007 Net Sales of $326.7m, EBITDA of $23.2m and diluted EPS of $0.36 per share; Financials are adjusted for pre-tax exceptional items.

Board Recommendation

Executive Summary

The Board of Directors believes that the merger is in the best interest of stockholders and therefore recommends to vote FOR the proposed transaction.

Management’s successful restructuring was instrumental in receiving the attractive $9.75 price

Topps faces significant company-specific and broader industry challenges

The transaction offers stockholders certainty of value at attractive valuation multiples and premium

The offer is the ONLY binding and fully-financed offer received as a result of an extensive and thorough process that started over two years ago

The 40-day Go-Shop period provided for a thorough market check of Tornante/MDP’s offer

The non-binding indication of interest received from Upper Deck is at an attractive price level but key issues have not been resolved yet (lack of ANY evidence as to ability to finance, unwillingness to take sufficient regulatory risk, inadequate break-up fee for failure of Upper Deck to close)

Crescendo’s plan is vague and offers nothing new and its margin and price expectations are unrealistic

If Crescendo wants to take control of the Company, they should make a superior proposal

The Topps Company

Executive Summary

Candy

43%

Gum

2%

Sports

42%

Non-Sports

13%

FY2007 Net Sales by Business

U.S.

72%

Europe

23%

Other

5%

FY2007 Net Sales by Geography

Confectionery

Entertainment

Founded in 1938, The Topps Company, Inc. (“Topps” or the “Company”), through its business segments, is a leading creator and marketer of distinctive Confectionery and Entertainment products in the U.S. and abroad

Headquartered in New York

Offices in Pennsylvania, Washington, the U.K., Ireland, Italy and Argentina

Distributes its products in many countries around the world

Selectively acquired businesses in order to diversify and strengthen its footprint

Acquired Merlin Publishing International, a U.K.-based marketer of licensed collectibles, primarily sticker album collections in
1995

Acquired WizKids, LLC, a designer and marketer of collectible strategy games in 2003

Key Financials

For the year ended March 3, 2007, the Company recorded Net Sales of $326.7m (+11.2% vs. $293.8m in FY2006) and EBITDA of
$23.2m (7.1% margin)

___________________________

Source: Company filings; FY2007 ending March 3, 2007.

Topps Businesses

Executive Summary

Marketer of branded products, including trading cards,
sticker album collections and branded collectible strategy
games

Sports products include trading cards for Major League
Baseball, the National Basketball Association, and the
National Football League; and sticker albums featuring
players from the English Premier League and the Italian
Football League

Non-Sports products include trading cards and sticker
albums of Entertainment properties (e.g. Pokémon, Wacky
Packs, Star Wars, Lord of the Rings, WWE) and
constructible strategy games (e.g. Pirates, HeroClix)
designed and marketed by WizKids, a wholly-owned
subsidiary

Leading marketer of unique, well-known, youth-targeted
candy and bubble gum brands

Branded lollipops include Ring Pop, Push Pop, Baby Bottle
Pop, Juicy Drop Pop and recently launched Vertigo

Distributes and markets Bazooka brand bubble gum,
originally introduced in 1947

Licensed Confectionery products include candy containers
featuring Pokèmon and Winx properties, and World
Wrestling Entertainment (“WWE”) lollipops

ENTERTAINMENT

CONFECTIONERY

Current Business Dynamics

Executive Summary

In 2005, Topps launched a restructuring program

Enhanced earnings and profitability

Addressed headwinds facing both businesses

Success of which was instrumental in receiving the attractive $9.75 per share offer

Significant company-specific and broader industry challenges exist

Confectionery segment: Topps is sub-scale player in a consolidating and increasingly competitive environment

Focus on declining and volatile Lollipop segment

Increasing pressure to secure and maintain shelf-space

Heavy reliance on one third-party manufacturer for the sourcing of most products

Entertainment segment: decline of the U.S. Sports Trading Cards market over the last decade

Benefit from recent reallocation of market share, but future growth depends on bringing kids back to sports cards collecting

Ongoing turnaround of WizKids still at early stages and largely unproven

Significant business risks remain going forward

Management plan is underpinned by a number of critical assumptions characterized by substantial execution risk

High projected growth for Confectionery depends mostly on success of new product introductions

Strong growth for Entertainment predicated on revival of U.S. Sports Trading Cards market and successful turnaround of WizKids

Environment of increasing raw material prices

Background To The Merger

The transaction is the result of an extensive and thorough process that started over two years ago.

The $9.75 offer by Tornante/MDP is the ONLY binding and fully-financed offer received.

Executive Summary

2004

2005

2006

2007

Strategic Review

Confectionery Sale Process

Sale Process

Tornante/MDP Transaction

Unsolicited Approach
by Upper Deck

February 2005

Lehman Brothers
appointed

Begin sale of
Confectionery

September 2005

End of Confectionery
sale process

Launch of
restructuring

August 2005

Parthenon
presents findings
to Board

March 6, 2007

Announced
transaction with
Tornante/ MDP

May 2006

Topps receives
unsolicited
approaches

Buyer A, Buyer
B, Tornante/MDP

May 24, 2007

Submitted
unsolicited
indication of
interest

Began diligence
review

August 2006

Dissenting
stockholders
elected to the
Board

Jun-Nov 2006

Buyer A (Jun’06)
and  Buyer B
(Nov’06)  decline
continued interest
in Topps

Proxy I

Proxy II

Proxy III

July 2004

Parthenon
retained to
perform strategic
review

Go-Shop

April 14, 2007

End of Go-Shop
period

No superior offers
emerged

June 13, 2007

Still NO proof of
financing

Contractual issues
still unresolved
(regulatory risk,
break-up fee)

Executive Summary

Conducted Thorough Process

February 2005, Lehman Brothers engaged

Study various strategic alternatives, including sale of all or part of Topps

Conducted a sale process for the Confectionery business with an eye towards doing the same with the Entertainment business, if the process was successful

Nine parties conducted various degrees of due diligence; only two made preliminary non-binding offers and subsequently declined further interest

Feedback from potential buyers made clear that several factors rendered the Confectionery business unattractive

In September 2005, announced termination of sale process and launch of restructuring program developed by Parthenon and Topps’
management

Second proxy fight commenced April 2006; once again, the dissenting shareholders advocated a sale of all or part of the Company

In May and June 2006, Topps received unsolicited approaches to acquire all shares

Decision of the Board to let bidders conduct diligence review of the Company

View toward receiving a firm offer and negotiating a Go-Shop right

Auction process and/or public announcement to solicit broadest interest deemed unattractive in light of: (i) limited interest of potential bidders in recently attempted sale of Confectionery business; (ii) declining financial performance of Confectionery business; (iii) absence of logical strategic buyer for entirety of Topps; (iv) low operating profit to support debt in a leveraged transaction; (v) potential tax impact of separate sale of Confectionery and Entertainment businesses; (vi) the Board’s belief that it was widely known in the industry that Topps was for sale; and (vii) the potential impact of a failed auction on the
Company's ongoing restructuring effort

Executive Summary

Conducted Thorough Process (cont’d)

Tornante/MDP emerged as a very credible bidder through the sale process

Negotiated Merger agreement through independent directors

Offer remained at price levels higher than those of other parties involved

On December 20, 2006, submitted a $9.24 per share cash offer, which the Board rejected

After extensive negotiations, Tornante/MDP increased their offer to $9.75 cash per share

On March 5, 2007, the Board approved $9.75 per share cash merger agreement with Tornante/MDP

Fully-committed financing provided by Deutsche Bank

40-day Go-Shop period

Reasonable break-up fees negotiated, including lower break-up fee during Go-Shop period

Performed thorough market check during Go-Shop

Contacted 107 potential buyers (strategic and financial), including all parties proposed by all Board members

72 parties declined interest due to: (i) high transaction price/multiples, (ii) different strategic focus, (iii) limited interest for Topps’
categories and (iv) limited interest for Topps’ brands; 34 parties did not respond despite numerous attempted contacts

Five parties signed confidentiality agreements and conducted a due diligence review of Topps

No superior proposal emerged

On April 12, 2007, Upper Deck, Topps’ principal Entertainment competitor, submitted a non-binding indication of interest

Attractive $10.75 per share cash price, but proposal was deficient in a number of respects:

Lack of ANY evidence as to the ability to finance the transaction

Substantial shifting of regulatory risk to Topps

Inadequate $12m cap on liability in the event of breach of a definitive agreement

Upper Deck failed to address the key open issues, despite numerous discussions with Topps’ advisors

On April 16, 2007, the Board determined that it could not declare Upper Deck an “excluded party,” despite the attractive price

Unsolicited Approach of Upper Deck

Executive Summary

On May 24, 2007, Topps received an unsolicited approach from Upper Deck to acquire Topps for $10.75 per share

Accompanied by “highly confident” letter

NOT a commitment to provide financing

Financing subject to significant number of material conditions, many of which were absent from the Tornante-MDP transaction

Material outstanding issues existed, similar to those that existed at the time of the “Go Shop” period

Availability of committed financing

Completion of diligence review

Unwillingness to assume sufficient risk associated with a failure to obtain regulatory approval

Insistence of Upper Deck to limit its liability under any definitive agreement

The Company and its advisors promptly began discussions with Upper Deck to see if a superior proposal could be reached

Topps sought and obtained a waiver from Tornante/MDP under the merger agreement to engage in discussions with Upper Deck

Upper Deck and its advisors conducted diligence review of the Company

On June 5, 2007, Upper Deck filed a lawsuit to seek release from its standstill obligation under the confidentiality agreement with Topps

The confidentiality agreement with Upper Deck is substantially the same as the confidentiality agreements signed by
Tornante/MDP as well as those of the other four parties who signed confidentiality agreements during the “Go Shop” period

As of June 13, 2007, Upper Deck has not yet appropriately addressed the key outstanding issues

Transaction Maximizes Stockholder Value

Executive Summary

The transaction is the culmination of the Board’s extensive, multi-year process to maximize stockholder value.

___________________________

1.

Average closing price for the 2-weeks period that preceded the announcement of the settlement of the proxy contest with Pembridge Capital prior to the 2006 AGM (July 28, 2006).

The transaction offers stockholders certainty of value at attractive valuation multiples and premium

$9.75 per share cash offer is the ONLY binding and fully financed offer received

Permitted to pay a Q4 FY2007 dividend of $0.04 per share (effectively raising offer to $9.79 per share)

High implied valuation multiples

Offer price represents a 21% premium over the unaffected market price (1)

High probability of closing shortly after stockholders’ approval (HSR approval and all other antitrust regulatory approvals already obtained)

Unusually high level of equity contribution enabled the attractive price received

High equity contribution of $191m (54% of acquisition financing)

The transaction is NOT a management led buy-out

Process was at all times driven by key outside independent directors

Topps’ CEO, who is also the Company’s largest stockholder, strongly believes that this transaction maximizes stockholder value

In order to facilitate the transaction, he agreed to surrender $2.8 million of compensation to which he was entitled under the change of control provisions in his existing employment agreement

Current Business Dynamics

Management Led Successful Restructuring…

Current Business Dynamics

Management’s successful turnaround has driven top-line growth and margin expansion and ultimately resulted in the attractive $9.75 per share offer.

In September 2005, Topps launched a restructuring program developed by management in collaboration with Parthenon

Reorganization in two business segments with direct P&L responsibility to increase accountability and visibility of costs

Reduced corporate OH through changes in pension and retiree medical programs, reduction of U.S. compensation costs

U.S. Confectionery

Upgraded the organization with key hires of industry talent

Reorganized the sales force to provide channel-specific focus

Rationalized SKU portfolio to reduce complexity and lower costs

Renewed focus on product development with emphasis of “fewer, bigger, better” products

U.S. Entertainment

Engineered fundamental changes in the U.S. Sports Trading Cards industry to stabilize market and reverse negative trends

Three-pronged strategy of: (i) stopping the madness; (ii) owning the hobby; and (iii) expanding the market

Developed successful high-end product lines aimed at serious collectors

Targeted advertising and new product development to attract kids back into card collecting

The success of the restructuring was instrumental in receiving the attractive $9.75 per share offer

…But Significant Business Risks Remain Going Forward

Current Business Dynamics

Topps is facing significant company-specific and broader industry challenges.

The management plan is based on several critical assumptions with substantial execution risk.

Topps’ Confectionery business faces significant strategic challenges

Sub-scale player in a consolidating and increasingly competitive industry

Focus on the declining Lollipop segment

Reliance on placement at highly competitive front-end points of sale

Environment of increasing raw material prices (sugar, plastic, labor)

Increasing pressure from retailers and larger competitors to secure and maintain shelf-space

Heavy reliance on one third-party manufacturer for the sourcing of most products on an exclusive basis

Topps’ Entertainment business suffered from the continued decline of the U.S. Sports Trading Cards market over the last decade

Recent changes in U.S. Sports licenses expected to stabilize and potentially reverse negative market trends

Business has benefited from reallocation of market share, although long-term growth depends on bringing kids back into sports cards collecting

Ongoing turnaround of WizKids still at early stages and largely unproven

Significant execution risk in the management plan (Management Case) due to a number of critical assumptions:

High projected growth for Confectionery depends mostly on new and largely untested products

Strong growth for Entertainment predicated on revival of U.S. Sports Trading Cards market and successful turnaround of WizKids

Management developed adjusted projections (Adjusted Case) to predict sensitivity of growth and earnings to positive but less optimistic assumptions

Underlying assumptions similar to those of the Management Case

Projected strong top-line growth and margin expansion across businesses

$0

$150

A

B

C

D

E

F

G

H

I

J

1

2

3

4

Key Strategic Challenges - Confectionery

Current Business Dynamics

-9.9%

-8.6%

-7.6%

-1.4%

-0.7%

0.8%

5.9%

14.2%

14.7%

23.5%

-20%

0%

20%

40%

U.S. Non Chocolate Confectionery Market (1)

___________________________

NOTE: Source: AC Nielsen.

1.

Change in value for key NCC segments for the period 2004 to 2006.

U.S. NCC Brands Ranking by Sales

($ millions)

Competitors’ Brands

Topps’ Brands

Non Choc. Mint

Licorice

Marshmallow

Novelty

Soft/ Chewy

Jelly Beans

Hard Candy

Lollipop

Assortment

Gummi

Topps Confectionery is a sub-scale player in the $2.5bn
U.S. Non Chocolate Candy (NCC) market

Relatively flat market growth drives increasing
competition

Large competitors have consolidated within and across segments

In the U.S. NCC market, Topps is #17 with 1.3%
share but has a leading position in the Lollipop
segment (#2, 21.1% share)

Topps’ presence in U.S. NCC is focused on the rapidly
declining Lollipop segment

-9.9% decline in the period from 2004 to 2006

Topps has a limited/no presence in growing segments

Increasing pressure on smaller players like Topps to
secure and maintain shelf-space

Pressure from category managers/large competitors

Topps is strong on a SKU-basis but less relevant to
the channel on a brand-level comparison

Substantial exposure to Wal-Mart (37% of
Confectionery sales including Sam’s Club)

(8.1%) CAGR

Presentation to Investors (*June 2007*)

Key Strategic Challenges — Entertainment

Current Business Dynamics

-25%

0%

25%

50%

'93

'94

'95

'96

'97

'98

'99

'00

'01

'02

'03

'04

'05

'06

'07

U.S. Sports Trading Cards Market

___________________________

NOTE: SCA Annual Data; Company data.

0

500

1,000

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007E

($ millions)

0

50

100

# of Releases

U.S. Sports Trading Cards Sales

# of Baseball releases per year

Topps - U.S. Sports Net Sales Growth % (FY’93-FY’07)

Reduced # of licensees:

Baseball: 4 to 2

Football: 4 to 3

Basketball: 3 to 2

Steady decline of the U.S. Sports Trading Cards market
over the last decade

-8.1% CAGR decline from 1992 to 2007E

Market declines explained by product proliferation
and average price increases

Kids have left the market and future growth is
predicated on their return

Recent changes in licensing structure stabilized the U.S.
Sports Trading Cards market but revival of growth is
yet unproven

Reduction in number of licensees across U.S. Sports
Leagues and reduced number of product releases

Explosive growth for Topps in FY2007 due in part to
reallocation of market share

Future growth highly dependent on overall growth of
the market

WizKids ongoing turnaround effort still at early stages
and largely unproven

Opportunity to stabilize the core Collectible
Miniature Games business

Collectible Card Games represent an attractive
opportunity, but segment is highly competitive and
requires significant investments to compete

Financial Projections

Current Business Dynamics

MANAGEMENT Case

ADJUSTED Case

___________________________

Source: Company filings; Management estimates.
Notes: Financials are adjusted for pre-tax exceptional items; FY2006 financials correspond to the internal reporting of the Company, and are marginally different from the reported FY2006 financials (reported FY2006 net sales were $293.8 million). Differences are related to the different treatment of thePit.com (a business disposed in FY2006). While in the reported FY2006 financials the results of thePit.com are included as a post-tax adjustment to net income from continuing operations, in the internal reporting for FY2006 the financial contribution of thePit.com is embedded within consolidated figures.

Financial Projections

The management plan is based on several critical assumptions with substantial execution risk that predict a highly favorable outcome of planned growth and margin expansion initiatives.

Prepared by management in the context of discussions with potential buyers

Presented to ALL potential buyers

Reflects highly favorable outcome of planned growth and margin expansion initiatives

Prepared by management to illustrate sensitivity of growth and earnings to the underlying assumptions

NOT presented to any of the potential buyers

Reflects favorable outcome of planned growth and margin expansion initiatives but less favorable than in the Management Case

CAGR

($ millions)

FY2006A

FY2007A

FY2008E

FY2009E

FY2010E

FY’07-’10

Net Sales

294.8

326.7

343.1

387.9

422.7

9.0%

Growth %

10.8%

5.0%

13.1%

9.0%

Contribution Margin

78.9

94.5

102.6

118.0

132.3

11.9%

Margin %

26.8%

28.9%

29.9%

30.4%

31.3%

EBITDA, Segment

35.7

47.2

53.4

65.7

76.8

17.6%

Margin %

12.1%

14.4%

15.6%

16.9%

18.2%

Total Indirect OH

(30.0)

(24.0)

(23.9)

(24.6)

(25.6)

EBITDA

5.6

23.2

29.4

41.0

51.2

30.1%

Margin %

1.9%

7.1%

8.6%

10.6%

12.1%

EBIT

(0.4)

13.2

24.6

36.1

46.3

51.8%

Margin %

(0.1%)

4.0%

7.2%

9.3%

10.9%

Diluted EPS

$0.09

$0.36

$0.48

$0.68

$0.86

33.7%

CAGR

($ millions)

FY2006A

FY2007A

FY2008E

FY2009E

FY2010E

FY’07-’10

Net Sales

294.8

326.7

332.2

360.9

383.1

5.5%

Growth %

10.8%

1.7%

8.6%

6.2%

Contribution Margin

78.9

94.5

96.5

108.9

118.4

7.8%

Margin %

26.8%

28.9%

29.1%

30.2%

30.9%

EBITDA, Segment

35.7

47.2

48.6

56.8

63.1

10.2%

Margin %

12.1%

14.4%

14.6%

15.7%

16.5%

Total Indirect OH

(30.0)

(24.0)

(23.0)

(24.0)

(24.7)

EBITDA

5.6

23.2

25.7

32.8

38.4

18.3%

Margin %

1.9%

7.1%

7.7%

9.1%

10.0%

EBIT

(0.4)

13.2

21.0

28.2

34.0

36.9%

Margin %

(0.1%)

4.0%

6.3%

7.8%

8.9%

Diluted EPS

$0.09

$0.36

$0.42

$0.54

$0.64

21.4%

MANAGEMENT Case

Current Business Dynamics

The MANAGEMENT Case predicts very significant top-line growth and margin expansion across both the
Confectionery and the Entertainment businesses.

___________________________

Source: Company filings; Management estimates.

Historical and Projected Financials

217.0

188.7

159.2

148.1

144.3

143.8

147.2

146.9

152.1

170.7

129.7

95.2

84.5

205.7

199.2

183.9

178.5

150.6

150.5

147.7

143.2

148.1

266.7

244.5

134.2

156.7

$0

$100

$200

$300

$400

$500

FY98

FY99

FY00

FY01

FY02

FY03

FY04

FY05

FY06

FY07

FY08

FY09

FY10

Net Sales, $m

Confectionery

Entertainment

241.3

229.4

374.2

437.4

300.2

290.1

294.9

294.2

294.8

326.7

343.1

387.9

422.7

Pokémon

EBITDA ($m)

Margin %

6.0

2.5%

28.1

12.2%

98.9

26.4%

126.3

28.9%

39.7

13.2%

27.4

9.5%

21.9

7.4%

21.5

7.3%

5.6

1.9%

23.2

7.1%

41.0

10.6%

51.2

12.1%

29.4

8.6%

CAGR

’98-’07

6.4%

1.5%

3.4%

CAGR

’07-’10

13.6%

4.8%

9.0%

MANAGEMENT Case - Key Assumptions

Current Business Dynamics

CONFECTIONERY

ENTERTAINMENT

___________________________

1.

North American market; Gross Sales for existing products are as of FY2007; Gross Sales for new products are as of FY2010.

2.

Line indicates EBITDA Margin by segment, which is after the allocation of Direct OH but before the allocation of Indirect OH.

Key Underlying Assumptions

0

200

($ millions)

FY06

FY07

FY08

FY09

FY10

Base Business

New Products

North American Gross Sales Evolution

Product Portfolio Evolution (1)

0

($ millions)

50

A

B

C

D

E

F

G

H

Existing Products

New Products

0

($ millions)

150

FY06

FY07

FY08

FY09

FY10

U.S. Sports Gross Sales Evolution

WizKids Gross Sales and Margin Evolution (2)

Projected growth highly dependent on continued growth of U.S. Sports

Following reallocation of market share in FY2007, growth in future years is predicated on sustained growth of overall market

Implied reversal of market decline of last decade

Successful turnaround of WizKids is central to achieving projected objectives

Projected growth is almost entirely predicated on new product launches

Vertigo was launched recently but it is early to assess true potential

Other new products are currently in various stages of development

Vertigo is projected to become by far the largest product in Topps’
portfolio over the projected period

Implies one of the most successful launches in Topps’ history

0%

15%

0

($ millions)

30

FY06

FY07

FY08

FY09

FY10

ADJUSTED Case

Current Business Dynamics

Historical and Projected Financials

The ADJUSTED Case predicts strong top-line growth and margin expansion across both the

Confectionery and the Entertainment businesses.

___________________________

Source: Company filings; Management estimates.

191.2

172.1

154.4

148.1

144.3

143.8

147.2

146.9

152.1

170.7

129.7

95.2

84.5

191.9

188.8

177.8

178.5

150.6

150.5

147.7

143.2

148.1

266.7

244.5

134.2

156.7

$0

$100

$200

$300

$400

$500

FY98

FY99

FY00

FY01

FY02

FY03

FY04

FY05

FY06

FY07

FY08

FY09

FY10

Net Sales, $m

Confectionery

Entertainment

241.3

229.4

374.2

437.4

300.2

290.1

294.9

294.2

294.8

326.7

332.2

360.9

383.1

Historical and Projected Financials

Pokémon

CAGR

’98-’07

6.4%

1.5%

3.4%

CAGR

’07-’10

8.9%

2.4%

5.5%

EBITDA ($m)

Margin %

6.0

2.5%

28.1

12.2%

98.9

26.4%

126.3

28.9%

39.7

13.2%

27.4

9.5%

21.9

7.4%

21.5

7.3%

5.6

1.9%

23.2

7.1%

32.8

9.1%

38.4

10.0%

25.7

7.7%

($millions)

($millions)

($millions)

($millions)

Presentation to Investors *(June 2007)*

0

30

FY06

FY07

FY08

FY09

FY10

ADJUSTED Case — Key Assumptions

Current Business Dynamics

CONFECTIONERY

ENTERTAINMENT

Key Underlying Assumptions

0

200

FY06

FY07

FY08

FY09

FY10

Base Business

New Products

North American Gross Sales Evolution

0

50

A

B

C

D

E

F

G

H

Product Portfolio Evolution (1)

Existing Products

New Products

0

150

FY06

FY07

FY08

FY09

FY10

U.S. Sports Gross Sales Evolution

WizKids Gross Sales and Margin Evolution (2)

Projected growth assumes continued but less aggressive growth of U.S. Sports business

Implied reversal of market decline of the U.S. Sports Trading Cards market in the projected period

Successful turnaround of WizKids is central to achieving projected growth and margin targets

0%

15%

Projected growth is almost entirely predicated on new product launches

Vertigo (launched recently) and other products currently under various stages of development

Vertigo is still projected to become one of the largest products in Topps’
portfolio over the projected period, but to a lesser extent

Implies one of the most successful launches in Topps’ history

___________________________

1.

North American market; Gross Sales for existing products are as of FY2007; Gross Sales for new products are as of FY2010.

2.

Line indicates EBITDA Margin by segment, which is after the allocation of Direct OH but before the allocation of Indirect OH.

Valuation

Summary Considerations On Value

Valuation

The $9.75 cash offer offers stockholders certainty of value at attractive valuation multiples and premium.

The proposed transaction offers investors certainty of value

$9.75 per share cash offer

High probability of closing shortly after stockholders’ approval (HSR approval and all other antitrust regulatory approvals already obtained)

High implied valuation multiples relative to:

Historical trading multiples of Topps

Comparable trading companies

Comparable transactions

Favorable premium relative to the unaffected share price

Significant market speculation on a potential sale in the months leading to the announcement

Unusually high level of equity contribution enabled the attractive price received

High equity contribution of $191m (54% of acquisition financing)

The $9.75 offer is at the top of the valuation range implied by a break-up scenario

Significant value leakage in a break-up (tax, severance costs, fees, other separation costs)

Lack of credible guidance from analysts’ estimates

Historical Stock Price Performance

Valuation

Historical 5-Year Stock Price Performance

3/1/2002

10/15/2002

5/30/2003

1/15/2004

8/30/2004

4/15/2005

11/30/2005

7/14/2006

3/2/2007

$6.00

$7.00

$8.00

$9.00

$10.00

$11.00

$12.00

0

500

1,500

2,000

2,500

3,000

Price

Volume

Volume Traded

Topps Co.

OFFER: $9.75

MAX: $11.00

(Mar 1, 2002)

MIN: $6.99

(Sep 19, 2005)

June 21, 2005

Announced retention
of Lehman Brothers to
explore strategic
alternatives including
sale of Confectionery
business

September 12, 2005

Terminated sale of
Confectionery
business

Announced
restructuring plan

July 28, 2006

Announced
settlement of
proxy contest with
Pembridge

Significant volatility in the last
two years driven by
events/market rumors on a
potential sale of parts/whole
of the Company

$10.94 high (June 21,
2005) on announced
retention of Lehman
Brothers and potential sale
of Confectionery

$8.92 (-18.5% drop in share
price from June 21) on
announced termination of
sale process (Sep 12, 2005)

Minimum price level of
$6.99 for the last 5 years
reached one week later

Steady rise in share price
since the settlement of the
proxy contest in July 2006

Average closing price of
$8.02 for the 2-week period
that preceded the 2006
AGM (July 28, 2006) and
the concurrent
announcement of the proxy
settlement

November 11, 2003

Terminated
discussions for the
acquisition of certain
brands of The Foreign
Candy Company

September 23, 2004

Reported Q2 FY05
EPS of $0.09 vs.
$0.13 the prior year

03/06/07

Announcement of

Transaction

1,000

Analysis of Premium — Market Speculation

Valuation

1-Year Stock Performance

+12.2% share price appreciation since July 2006 (1) driven by market speculation on a potential sale in the months leading to the announcement of the merger.

“Considering that management is waging a fierce proxy
battle with dissident shareholders […] who would like to
see the company sold, provides reason to believe that the
breakup and sale of the company could occur”

CL King, 06/28/06

“We expect some major changes over the next 12 months
[…] we think Topps should consider either selling the
whole company, selling one of the two divisions,
separating the two divisions […] or possibly taking public
part, if not all, of one of the two divisions”

Jefferies & Co., 07/28/06

“Shares of Topps have recently (and quickly) surpassed
our public market value, we think largely due to the Full
Value Committee members […] being elected to the Board
of Directors […] the serious evaluation of strategic
options are greater than they ever have been before”

Jefferies & Co., 09/21/06

“[…] reasonable probability that the company is put up
for sale at some point 6-18 months from now”

CL King, 09/28/06

1

2

3

4

___________________________

1.

Share price appreciation from the average closing price of $8.02 for the 2-week period that preceded the concurrent announcement of the settlement of the proxy contest with Pembridge prior to the 2006
AGM (July 28, 2006) to the $9.00 closing price of March 2, 2007.

06/01/06

07/26/06

09/19/06

11/14/06

01/08/07

03/05/07

$7.50

$8.00

$8.50

$9.00

$9.50

$10.00

1

4

3

08/25/07

A.Ajdler, T.Brog, J.Jones
and A. Shorin are elected
to the Board

2

07/28/06

Announced settlement
of proxy contest

Offer Price: $9.75

+12.2% Appreciation (1)

+21.1% Premium

03/06/07

Announcement of

Transaction

Equity Value ($m)

222.7

382.3

409.9

427.1

358.4

382.4

363.4

319.1

385.6

EV ($m)

196.8

306.5

251.1

306.0

244.1

288.6

257.0

237.6

304.0

EBITDA ($m)

142.7

151.5

6.0

28.1

98.9

126.3

39.7

27.4

21.9

21.5

5.6

23.2

Historical Trading Multiples

Valuation

Analysis of Historical Trading Multiples

___________________________

NOTE: Source: Company filings, Management projections; Analysis based on FY end financials; Median is calculated on all values, including those not shown for clarity of the representation; Share price for historical FY financials is the average share price for the 2 weeks following the announcement of FY results, except for FY07 (Offer) where the share price corresponds to the $9.75 offer.

0.63x

0.86x

0.82x

0.57x

1.02x

0.84x

0.98x

0.87x

0.81x

0.93x

0.00x

0.25x

0.50x

0.75x

1.00x

EV/Net Sales

EV/EBITDA

1.25x

FY98

FY99

FY00

FY01

FY02

FY03

FY04

FY05

FY06

FY07

(Offer)

Pokémon

Median

0.84x

7.0x

3.1x

2.0x

7.7x

8.9x

13.2x

11.9x

13.1x

0.0x

4.0x

8.0x

12.0x

16.0x

FY98

FY99

FY00

FY01

FY02

FY03

FY04

FY05

FY06

FY07

(Offer)

NM

(25.1x)

NM

(42.3x)

Pokémon

Median

8.9x

Multiples implied by the $9.75 offer are at a premium vs. historical trading levels of Topps’ stock.

Limited value potential to stockholders from successful but one-off franchises like Pokémon.

Reversal of Pokémon returns and one-off nationwide Wal-Mart promotion of Baby Bottle Pop

Pokémon

The $9.75 offer compares very
favorably with Topps’
historical trading multiples

EV/Sales of 0.93x vs.
Median of 0.84x

EV/EBITDA of 13.1x vs.
Median of 8.9x

Successful but one-off
franchises (e.g. Pokémon)
have a very limited impact on
value to stockholders

The incremental EBITDA
is not valued at the same
multiple of the Company

Treated like one-off
contribution to cash rather
than incremental ability to
generate future earnings
and cash flow

Topps

KONAMI
MARVEL
RC2
Topps

Presentation to Investors *(June 2007)*

15.7x

15.4x

13.6x

12.4x

12.0x

11.5x

11.2x

11.0x

11.0x

10.9x

10.2x

10.1x

10.0x

9.6x

13.1x

0.0x

5.0x

10.0x

LTM EV/EBITDA

15.0x

20.0x

($9.75 Offer)

Median

11.0x

Comparable Trading Companies

Valuation

CONFECTIONERY – Comparable Trading Companies

The $9.75 offer implies a significant premium vs. comparable trading companies, despite Topps’s Confectionery and Entertainment businesses being substantially smaller and less diversified than public peers/competitors.

___________________________

NOTE: Source: Company filings, Brokers’ Notes, Factset; Share prices as of March 2, 2007 except for Topps, where the share price corresponds to the $9.75 offer; Calculation of the Median includes U.S.
        Companies only; LTM financials except for Lindt (FY2007 ending June 2007).

22.9x

18.6x

11.3x

9.7x

8.3x

6.2x

5.2x

13.1x

0.0x

5.0x

10.0x

15.0x

20.0x

LTM EV/EBITDA

25.0x

($9.75 Offer)

Median

9.7x

ENTERTAINMENT – Comparable Trading Companies

Lack of comparable trading
companies for Topps as a
whole

Identified separate public
comparables for the
Confectionery and
Entertainment businesses

Comparable trading
companies are larger and
more diversified than Topps’
businesses

Stronger brands

Higher margins

Higher-growth categories
and/or geographic markets

The $9.75 offer compares very
favorably

17.0x

8.5x

12.8x

12.8x

14.8x

10.6x

22.6x

13.1x

0.0x

5.0x

10.0x

15.0x

EV/EBITDA

20.0x

25.0x

N/A

N/A

($9.75 Offer)

Median

12.8x

Comparable Transactions

Valuation

CONFECTIONERY – Comparable Transactions

The $9.75 offer implies multiples that compare very favorably to comparable transactions, both for the
Confectionery business and for the Entertainment business.

___________________________

NOTE: Source: Company filings, press news; Calculation of the Median includes U.S. Companies only; EV/EBITDA multiples based on trailing EBITDA; Calculation of Median for Confectionery excludes the
         Wrigley/Kraft Confectionery and the Cadbury/Adams transactions.

Entertainment – Comparable Transactions

Perfetti/

Van Melle

(Jan’01)

CSM/

Socalbe

(Apr’01)

Cadbury/

Dandy’s

(Sep’02)

Cadbury/

Adams

(Dec’02)

Wrigley/

Joyco

(Jan’04)

Tootsie/

Concord

(Aug’04)

Wrigley/

Kraft Conf.

(Nov’04)

CVC/

CSM Conf.

(Dec’04)

Perfetti/

Chupa Chups

(Jul’06)

8.5x

7.8x

3.4x

7.5x

7.2x

7.6x

7.5x

7.0x

5.0x

3.9x

10.6x

8.7x

13.1x

0.0x

5.0x

10.0x

EV/EBITDA

15.0x

N/A

N/A

N/A

N/A

($9.75 Offer)

Median

7.5x

Dorel/

Safety 1st

(Apr’00)

JAKKS/

Toymax

(Feb’02)

RC2/

Learning

(Feb’03)

JAKKS/

Play Along

(Apr’04)

RC2/

First

(Jun’04)

RC2/

Mantis

(Jun’04)

Bandai/

Namco

(May’05)

Tomy/

Takara

(May’05)

Mega Bloks/

Rose Art

(Jun’05)

Vista/

Famosa

(Aug’05)

Carlyle/

Britax

(Sep’05)

JAKKS/

Creative

(Jan’06)

Philips/

Avent

(May’06)

Mustang/

Vermont

(May’05)

Mattel/

Radica

(Jul’06)

MGA/

Little Tikes

(Sep’06)

Lack of comparable
transactions for Topps as a
whole

Identified separate
comparable transactions for
the Confectionery and
Entertainment businesses

Most Confectionery
transactions involve targets
that are larger, more
diversified and with stronger
market positions than Topps

Most Entertainment
transactions involve targets
similar in size and competitive
positioning to Topps

The $9.75 offer compares very
favorably

Break-Up Value — Considered But Not Practical

Valuation

Analysis of Break–Up Value

The $9.75 offer is at the top of the valuation range implied by a break-up scenario.

___________________________

NOTES: Source: Company filings, management projections as per the Adjusted Case discussed in the ‘Business Risks’ section of this document; Management projections as per the Management Case return a break-up value range of $8.85 to $10.10 per share; Allocation of Indirect OH according to management estimates; Net Cash position is as of March 3, 2007.

($ per Share)

$10.00

$9.87

$8.66

$5.00

$0.00

Confectionery

Entertainment

Breakage Costs

Enterprise Value

Net Cash

Equity Value

OFFER: $9.75

Confectionery and
Entertainment businesses
valued on the basis of
comparable transactions

1.25x-1.50x EV/Sales for
Confectionery

7.0x-8.5x EV/EBITDA for
Entertainment

Significant value leakage due
to breakage costs

Conservatively estimated
$20m-$30m total value loss
($0.51-$0.76 per share)

Includes severance costs,
taxes, fees and other
separation expenses

Tax basis of Confectionery
constrains the structuring
flexibility of a break-up

Assumes best-case concurrent
sale of Confectionery and
Entertainment

If not concurrent,
remaining business likely to
struggle as public company

Potential negative value
implications

Consensus Estimates ?

Valuation

Historical Share Price and Evolution of Target Prices

___________________________

Source: Factset; Bloomberg; Reported data points reflect changes in target Price, Recommendation or both.

1.

Initial data point for Jefferies & Co. (03/01/2004, Not Rated, $11.00) not represented in the graph for clarity of representation.

Jefferies & Co.

Wedbush Morgan

Morgan Joseph

CL King

11/1/2004

2/3/2005

5/9/2005

8/12/2005

11/15/2005

2/17/2006

5/24/2006

8/25/2006

11/30/2006

3/5/2007

$6.00

$7.00

$8.00

$9.00

$10.00

$11.00

$12.00

$13.00

$14.00

Share Price

9/29/06

(Hold /  $10.25)

11/22/05

(Buy / $9.60)

9/21/06

(Hold / $9.00)

1/6/06

(Buy / $9.00)

6/28/05

(Hold / $9.60)

11/8/04

(Hold / $10.92)

1/17/07

(Strong Buy / $12.00)

12/14/06

(Buy / $11.00)

6/17/05

(Strong Buy / $14.00)

9/12/05

(Underperform / $7.50)

12/20/05

(Accumulate / $8.50)

4/6/06

(Accumulate / $11.00)

9/7/05

(Neutral / $14.00)

3/1/04 (1)

(NR / $11.00)

The limited sell-side analyst coverage and the significant volatility of their recommendations and target prices makes it difficult to assess value potential on the basis of analyst consensus.

03/06/07

Announcement of

Transaction

The Process

Background To The Merger

The transaction is the result of an extensive and thorough process that started over two years ago.

The $9.75 offer by Tornante/MDP is the ONLY binding and fully-financed offer received.

The Process

2004

2005

2006

2007

Strategic Review

Confectionery Sale Process

Sale Process

Tornante/MDP Transaction

Unsolicited Approach
by Upper Deck

February 2005

Lehman Brothers
appointed

Begin sale of
Confectionery

September 2005

End of Confectionery
sale process

Launch of
restructuring

August 2005

Parthenon
presents findings
to Board

March 6, 2007

Announced
transaction with
Tornante/ MDP

May 2006

Topps receives
unsolicited
approaches

Buyer A, Buyer
B, Tornante/MDP

May 24, 2007

Submitted
unsolicited
indication of
interest

Began diligence
review

August 2006

Dissenting
stockholders
elected to the
Board

Jun-Nov 2006

Buyer A (Jun’06)
and  Buyer B
(Nov’06)  decline
continued interest
in Topps

Proxy I

Proxy II

Proxy III

July 2004

Parthenon
retained to
perform strategic
review

Go-Shop

April 14, 2007

End of Go-Shop
period

No superior offers
emerged

June 13, 2007

Still NO proof of
financing

Contractual issues
still unresolved
(regulatory risk,
break-up fee)

The Process

The 2005 Confectionery Sale Process

In 2004, Topps retained strategic consulting firm Parthenon to conduct a strategic review of Topps' domestic operations and develop opportunities to increase stockholders’ value

In February 2005, Lehman Brothers was engaged to study various strategic alternatives, including sale of all or parts of Topps

No logical buyer for the whole Company could be identified due to diverse nature of its businesses

Conducted a sale process for the Confectionery business with an eye towards doing the same with the Entertainment business, if the process was successful

Partially motivated by recent industry consolidation and expectation of significant interest from industry participants

At the time, Confectionery had stronger financial performance and represented the majority of value

Nine of the parties approached conducted various degrees of due diligence

Only two strategic bidders made preliminary non-binding offers at $120-160m and $275m, respectively

Subsequent to additional diligence review, both declined further interest

Feedback from potential buyers made clear that several factors rendered the business unattractive

(i) Negative trends in financial performance; (ii) small size of brands; and (iii) unattractive dynamics of “Lollipop” segment

In September 2005, announced termination of sale and launch of restructuring program developed by Parthenon and Topps’
management

The Process

The Sale Process

In May and June 2006, Topps received unsolicited approaches from Bidder A, Bidder B and Tornante/MDP to acquire all shares

Decision of the Board to let bidders conduct diligence review of the Company

View toward receiving a firm offer and negotiate a Go-Shop right

Alternative approaches were contemplated:

Auction process and/or public announcement to solicit broadest interest

Deemed unattractive in light of: (i) limited interest of potential bidders in recently attempted sale of Confectionery business;
(ii) declining financial performance of Confectionery business; (iii) absence of logical strategic buyer for entirety of Topps;
(iv) low operating profit to support debt in a leveraged transaction; (v) potential tax impact of separate sale of Confectionery and Entertainment businesses; (vi) the Boards belief that it was widely known in the industry that Topps was for sale;
and (vii) the potential impact of a failed auction on the Company's ongoing restructuring effort

A committee of the Board (the “Ad Hoc Committee”) was formed to oversee discussions with outside bidders

Committee comprised of the objecting directors, Arnaud Ajdler and Timothy Brog, and the two independent directors, Allan Feder and Stephen Greenberg

Bidder A declined interest to further pursue the opportunity after a short diligence review of the Company

Bidder B conducted an extensive diligence review of Topps from June to November 2006

Indicated it was considering a cash offer of $7.50-$8.00, which the Board rejected in October 2006, as unattractive

An alternative offer to make a minority investment in exchange for Board representation was also rejected

In November 2006, after additional discussions with management about cost savings opportunities, Bidder B declared its bid would not include a premium over the current stock trading price ($8.73). Discussions with Bidder B were subsequently terminated

The Process

The Tornante/MDP Transaction

Tornante/MDP emerged as a very credible bidder through the sale process

Thorough due diligence review of the business

Their offer remained at price levels higher than those of other parties involved

On December 20, 2006, submitted an indication to acquire all of outstanding shares of Topps for $9.24 per share

The Board met on January 9, 2007 in order to evaluate the offer along with other strategic initiatives

Including: (i) special dividend; (ii) self tender; (iii) 10b5-1 buyback; (iv) sale of the Company at this time; (v) sale of the Company in 2-3 years

Mr. Brog indicated to the Board that:

The Ad Hoc Committee unanimously recommended a special dividend as “Topps’ stock price is not particularly cheap” and the prevailing trading price (ranging from $8.91 to $9.08 since October 2006) did not justify a buyback

The Ad Hoc Committee was split as to whether to pursue a public sale

The Board decided to reject the $9.24 offer and continue negotiations with Tornante/MDP with a view to increasing price while deferring any decision on the payment of a special dividend

After extensive negotiations, Tornante/MDP increased their offer to $9.75 cash per share

On January 29, 2007, a Letter of Intent was signed outlining the key terms of the transaction

30-days exclusivity period to complete the due diligence review and submit binding and fully-financed offer

On March 5, 2007, the Board approved the merger agreement with Tornante/MDP

$9.75 per share cash offer

Fully-committed financing provided by Deutsche Bank

Permitted to pay a Q4 FY2007 dividend of up to $0.04 per share (effectively raising offer value to $9.79 per share)

40-day Go-Shop period to solicit superior proposals (from March 6 to April 14, 2007)

Reasonable break-up fees negotiated including lower break-up fee during Go-Shop period

The Go-Shop Process

The Process

During the Go-Shop period, Topps performed a thorough market check of Tornante/MDP’s offer

Lehman Brothers contacted 107 potential buyers (strategic and financial), including all parties proposed by all Board members

72 parties declined interest due to: (i) high transaction price/multiples, (ii) different strategic focus, (iii) limited interest for Topps’
categories and (iv) limited interest for Topps’ brands; 34 parties did not respond despite numerous attempted contacts

Five parties signed confidentiality agreements and conducted a due diligence review of Topps

No superior offer emerged

On April 12, 2007, Upper Deck, the principal Entertainment competitor, submitted a non-binding indication of interest

Attractive $10.75 per share cash price, but characterized by significant issues as compared to Tornante/MDP’s offer:

Lack of ANY evidence as to the ability to finance the transaction

Substantial shifting of regulatory risk to Topps

$12m cap on liability in the event of breach of a definitive agreement

Topps’ advisors contacted Upper Deck to facilitate the resolution of what the Board perceived as key open issues

Need to provide evidence as to the ability to finance the transaction

Substantial perceived risk related to antitrust regulatory approvals

Despite numerous discussions with Topps’ advisors, Upper Deck failed to appropriately address the key open issues

On April 16, 2007, the Board determined that it could not declare Upper Deck an “excluded party,” despite the attractive price

Lack of committed financing and/or of ANY evidence as to the ability to finance the transaction

Rationale: Board deemed it reckless to risk existing offer without ANY information as to financing from Upper Deck

Upper Deck’s unwillingness to assume sufficient regulatory risk

Rationale: Board believed that there was substantial risk that the transaction could be delayed or prevented due to failure to obtain antitrust regulatory approvals

Inadequate $12m cap on liability in the event of breach of a definitive agreement or failure to close

Rationale: Unusual request for a strategic buyer, would effectively make the offer a $12m option on the Company

Managing Director, Crescendo Partners

Arnaud Ajdler

Founder and Portfolio Manager, Pembridge Value Opportunity Fund

Timothy Brog

Managing Director, Allen & Co. and previously Chairman of Fusient Media Ventures

Stephen Greenberg

Chairman and CEO, The Topps Company

Arthur Shorin

Executive Committee

Independent business consultant and previously CEO of Vitarroz Corporation

Allan Feder

Chairman, Willkie Farr & Gallagher LLP and Director of W.R.Berkley Co. and Strategic Distribution

Jack Nusbaum

CEO, E&B Giftware and previously CEO of Riddell Sports

David Mauer

Managing Director, Allen & Co. and previously Chairman of Fusient Media Ventures

Stephen Greenberg

Background

Name

Independent business consultant and previously CEO of Vitarroz Corporation

Allan Feder

Lead Negotiator

Allan Feder

Independent business consultant and previously CEO of Vitarroz Corporation

Ad Hoc Committee

Corporate Governance

The Process

The process was driven at all times by key outside independent directors

Ad Hoc Committee: appointed on July 31, 2006

Responsible to manage discussions with potential bidders and provide recommendations to the Board

Rationale: Involve dissenting stockholders (Mr. Brog, Mr. Ajdler) in discussions/negotiations with bidders

Lead Negotiator: Allan Feder was appointed on January 25, 2007

Responsible to negotiate terms of a definitive agreement with Tornante/MDP

Rationale: Serious concerns as to the effectiveness of the Ad Hoc Committee in conducting negotiations - 2 out of 4 members (Mr. Brog and Mr. Ajdler) voted against continuing discussions with Tornante/MDP and, in antagonism with the
Board’s decision, were effectively stalling negotiations

As part of Board approval of the transaction, the Ad Hoc Committee was authorized to oversee the Go-Shop process

Executive Committee: appointed on March 13, 2007

Vested with power of the Board and responsibility to oversee the Go-Shop period

Rationale: Board believed that Mr. Brog and Mr. Ajdler could not adequately represent stockholders’ interests during Go-
Shop: (i) publicly-stated opposition to the merger; (ii) Mr. Ajdler’s stated intention to “kill the deal, take the company over”

The full Board retained power to determine superior proposal

Unsolicited Approach of Upper Deck

The Process

On May 24, 2007, Topps received an unsolicited approach from Upper Deck to acquire Topps for $10.75 per share

Accompanied by “highly confident” letter

NOT a commitment to provide financing

Financing subject to significant number of material conditions, many of which were absent from the Tornante-MDP transaction

Completion by the lender of due diligence on Topps AND on Upper Deck

Internal bank approvals

Absence of a material adverse change with respect to either Topps OR Upper Deck

Receipt of ALL third party consents

Absence of certain pending litigation

Receipt of solvency and other opinions

Material outstanding issues existed, similar to those that existed at the time of the “Go Shop” period

Availability of committed financing

Completion of due diligence review

Unwillingness to assume sufficient risk associated with a failure to obtain regulatory approval

Insistence of Upper Deck to limit its liability under any definitive agreement

The Company and its advisors promptly began discussions with Upper Deck to see if a superior proposal could be reached

Topps sought and obtained a waiver from Tornante/MDP under the merger agreement to engage in discussions with Upper Deck

Upper Deck and its advisors conducted due diligence review of the Company

Topps has promptly provided to Upper Deck and/or its advisors all the due diligence material that was provided to other bidders as well as additional due diligence material that they had requested

Unsolicited Approach of Upper Deck (cont’d)

The Process

On June 5, 2007, Upper Deck filed a lawsuit to seek release from its standstill obligation under the confidentiality agreement with Topps

The confidentiality agreement with Upper Deck is substantially the same as the confidentiality agreements signed by
Tornante/MDP as well as those of the other four parties who signed confidentiality agreements during the “Go Shop” period

As of June 13, 2007, Upper Deck has not yet appropriately addressed the key outstanding issues

Has not provided ANY evidence as to the ability to finance the transaction

In contradiction with original indications on timing and to what declared as part of the hearing of June 11, 2007

Although Upper Deck has been involved in the transaction since March 6, 2007 and despite the several requests from Topps and its advisors, Upper Deck has not yet provided ANY information on financing

Unwillingness to assume sufficient risk associated with a failure to obtain regulatory approval

If Upper Deck is as confident as it appears to be in communications with Topps and the Delaware court regarding antitrust issues, it should be prepared to assume risk as proposed by Topps in order to protect its stockholders

Insistence to limit its liability under any definitive agreement

Why You Should Reject Crescendo Arguments

Key Considerations

Why You Should Reject Crescendo Arguments

We believe Crescendo’s motives are self-serving and NOT in the best interest of all of Topps’ stockholders

Stated intention to take over the Company WITHOUT paying a premium to stockholders

Crescendo does NOT possess any relevant operational experience

Eric Rosenfeld of Crescendo has little or no prior experience in the industries in which Topps competes

Focus on Canadian investments in the Information Technology and Defense/Aerospace sectors

Arnaud Ajdler of Crescendo lacks any meaningful track record

Crescendo FAILS to present ANY details of its proposed turnaround plan

Unspecified growth and margin expansion initiatives

Arnaud Ajdler has not offered a single operational proposal during his entire tenure as a Board member

Crescendo has not offered any new operational proposals

Undefined timing of the plan

Crescendo’s proxy arguments lack merit. For example:

Dutch Auction: previously rejected by the objecting directors and likely negligible share price appreciation with potential negative price impact due to the large size of the proposed buyback

EBITDA Margin: Topps is a sub-scale player, lacks pricing power and is dependent on one third party manufacturer on an exclusive basis. A comparison to companies of the likes of Hershey, Wrigley, Cadbury Schweppes, Mattel, Hasbro is meaningless

Sale of Company at beginning of turnaround: Topps’ turnaround program was initiated in September 2005 and many of the structural and organizational benefits have already positively impacted FY2007 results. Sales and margin improvements are also already reflected in management projections

Optionality value of an Entertainment hit: As shown in the trading history analysis (ref. Page 27), one-off franchises (e.g. Pokémon) have a very limited impact on value to stockholders

If Crescendo TRULY believes that Topps will be worth $16.00-$18.00 per share, why don’t they make an offer for the Company?

Topps Board is committed to maximizing value to shareholders and would welcome an approach at the suggested price level

Unlikely Value Creation From Dutch Auction Buyback

Why You Should Reject Crescendo Arguments

Modified Dutch Auction Tender Share Buybacks 2006-2007 YTD

Crescendo’s proposed buyback is at the top end of precedent transactions in terms of size. Likely negligible share price appreciation with potential negative price impact due to size.

___________________________

NOTE: Modified Dutch Auction tender share buybacks for companies with market capitalization pre announcement of up to $5.0bn.

Inappropriate structuring questions the
ability to execute the buyback proposed by
Crescendo

Proposed $110m buyback represents approximately 28% of Topps’ market capitalization vs. 9.3% median for historical transactions

Crescendo’s claim that significant value can
be extracted by signaling under-pricing is
unsubstantiated

Dutch auction buybacks result in modest
price appreciation (median 1.9% one
month post expiration)

Historical transactions with relative size in excess of 30%  resulted in share price declines of 10% to 15%

The largest 10 historical transactions by relative size
resulted in a median share price decline of
9.4%

Sudden and unexplained change of opinion
of Arnaud Ajdler

Rejected buyback in January 2007 as
prevailing trading price ($8.91 to $9.08
since October 2006) did not justify a
buyback

Tender Announcement

Tender Execution

Aftermarket

Performance

Today's date

Mkt. Cap

Size Relative to:

Premium Range

Prem.

03/05/07

Celanese Corp

$4,654

7.1%

7.4x

-1.2%

7.7%

1.3%

1.3x

7.7%

11.2%

25.0%

01/29/07

Atlas America

$992

10.1%

16.3x

1.4%

5.3%

7.7%

12.4x

5.3%

(29.8%)

(23.3%)

12/18/06

Weight Watchers International

$5,006

8.5%

29.3x

-0.3%

14.6%

8.5%

29.3x

14.6%

13.4%

(0.3%)

12/12/06

Scotts Miracle-Gro

$3,476

7.4%

11.5x

-4.5%

9.3%

6.7%

10.5x

7.2%

(6.4%)

(13.8%)

12/06/06

CBRL Group Inc

$1,339

17.2%

8.8x

-2.2%

7.2%

17.3%

8.8x

7.2%

8.9%

11.0%

11/28/06

Liberty Global Inc.

$5,081

2.7%

8.6x

-2.0%

10.9%

2.7%

8.6x

10.9%

12.2%

9.9%

11/21/06

Jack in the Box Inc

$2,195

15.3%

14.4x

-6.1%

4.1%

6.5%

6.1x

4.1%

4.3%

6.1%

11/16/06

Charter Financial Corp

$1,041

5.0%

97.1x

-18.8%

-1.8%

2.5%

49.1x

-1.8%

(5.1%)

(9.3%)

10/17/06

Wendy's International Inc

$4,075

18.8%

11.3x

-4.5%

4.1%

19.0%

11.4x

3.4%

(2.8%)

(3.6%)

09/06/06

Lawson Products

$343

11.1%

100.5x

-1.7%

12.7%

5.4%

48.9x

12.7%

15.3%

33.3%

09/05/06

World Air Holdings Inc

$217

9.3%

13.6x

4.5%

10.3%

9.3%

13.6x

6.9%

5.1%

(10.7%)

08/31/06

Birner Dental Management Services

$46

7.6%

122.9x

-1.4%

57.7%

9.2%

149.7x

22.5%

11.2%

5.5%

08/28/06

Brinker International Inc.

$3,076

13.6%

7.2x

-4.3%

8.6%

1.5%

0.8x

63.0%

9.8%

25.3%

08/28/06

Credit Acceptance Corp

$932

10.5%

44.6x

0.5%

13.0%

10.5%

44.6x

13.0%

12.1%

10.5%

08/11/06

Sonic Corp

$1,685

29.8%

38.8x

-1.2%

11.5%

18.6%

24.2x

16.6%

20.6%

20.0%

08/07/06

Acxiom Corp

$2,178

12.6%

19.0x

2.1%

10.2%

12.6%

19.0x

10.2%

3.3%

1.6%

07/14/06

Beverly Hills Bancorp Inc.

$195

12.9%

37.4x

-1.3%

4.2%

12.9%

37.4x

-1.3%

(2.9%)

(9.0%)

07/06/06

Laidlaw International, Inc.

$2,560

15.4%

24.5x

-2.7%

8.8%

15.9%

25.4x

2.7%

(0.6%)

5.7%

05/09/06

Cumulus Media Inc

$693

19.3%

22.4x

-0.7%

12.8%

19.3%

22.4x

3.8%

(5.5%)

(18.8%)

04/27/06

Syms Corp

$265

22.4%

180.4x

-5.1%

6.8%

2.9%

23.5x

6.8%

5.3%

12.1%

04/04/06

Wilber Corp

$121

5.8%

490.4x

-3.9%

10.7%

4.8%

404.5x

10.7%

4.1%

1.9%

03/24/06

Camden National Corp.

$289

10.0%

66.9x

5.1%

15.9%

11.7%

78.3x

12.3%

13.8%

15.5%

03/17/06

CBRL Group Inc

$2,217

35.4%

16.4x

-5.2%

3.8%

35.4%

16.4x

-5.2%

(9.1%)

(15.1%)

03/08/06

Brink's Co

$2,855

17.0%

18.2x

-2.3%

8.0%

17.7%

19.0x

5.3%

4.2%

11.7%

02/28/06

Alpine Group Inc

$42

38.5%

149.2x

-8.3%

7.0%

39.6%

153.5x

3.2%

(11.6%)

(15.9%)

02/20/06

A. Schulman Inc

$762

28.4%

45.0x

-11.6%

1.1%

6.3%

9.9x

1.1%

(4.0%)

1.8%

02/07/06

Central Vermont Public Service

$252

18.3%

54.9x

10.1%

20.8%

18.3%

54.9x

20.8%

3.7%

(9.8%)

Mean

15.2%

61.4x

-2.4%

10.6%

12.0%

47.5x

9.8%

3.0%

2.5%

Median

12.9%

24.5x

-2.0%

8.8%

9.3%

22.4x

7.2%

4.2%

1.9%

% Change in Price

To Price

@ Annc.

1-Week

Size Relative To:

Shares

O/S

ADTV

Shares

O/S

ADTV

High

Low

Annc.

Date

Company

Annc.

($m)

From Annc. to:

1-Month

Crescendo’s Plan Is Vague And Offers Nothing New …

Why You Should Reject Crescendo Arguments

Crescendo’s turnaround plan is vague and many of the initiatives have already been successfully implemented by Topps’ incumbent management.

CONFECTIONERY Business “opportunities”

COGS reduction is based on faulty comparison (implied 10% cost reduction opportunity to bring in line with peers):

Unlike peers, Topps is dependent on one third-party manufacturer for the sourcing of most products on an exclusive basis

Cost improvement through sourcing initiatives already included in management plan

Relocation of gum production to low-cost country (Mexico) has already been implemented

Company’s key cost drivers (i.e. plastic, sugar, labor, foreign currency exchange) have been moving in the wrong direction

Crescendo initiatives not specified or defined

Unspecified top-line opportunities

Marketing spending improvement not defined

Initiatives aimed at broadening distribution are currently underway, unclear additional proposals by Crescendo

Improved new product development process already implemented and reflected in management projections

ENTERTAINMENT Business “opportunities”

Expansion into trading games and interactive card games currently being implemented

Product innovation (high end collectibles, kids) is already at the core of Topps’ management plan and presently being implemented

Unspecified licensing initiatives

Overhead “opportunities”

Overhead oportunities were identified by Topps management and presented to potential bidders

Replacement of Mainframe/ERP system is currently being implemented

… And Its Margin and Price Expectations Are Unrealistic

Why You Should Reject Crescendo Arguments

Crescendo’s margin and price per share expectations reflect a lack of understanding of the Company’s strategic positioning and industry economics.

___________________________

1.

2.

3.

Assuming a residual Net Debt of $12.0m by the end of FY2009, corresponding to the cumulated FY2008 and FY2009 difference in EBITDA between the Management Case and the Adjusted Case.

Assuming a $110m buyback at $10.25 per share and participation by stockholders proportional to their holdings in Topps; Assuming no residual Net Debt by the end of FY2009 and a 14.0% discount rate, the mid-point of the range used by Lehman Brothers for the Management Case in its fairness opinion.

Assuming a $110m buyback at $10.25 per share and participation by stockholders proportional to their holdings in Topps; Assuming a residual Net Debt of $12.0m by the end of FY2009 and a 12.5% discount rate, the mid-point of the range used by Lehman Brothers for the Adjusted Case in its fairness opinion.

Crescendo’s expectation that Topps can achieve profitability in line with companies of the likes of Hershey, Wrigley, Cadbury
Schweppes is at best unrealistic:

Topps Confectionery is a sub-scale player in a consolidating industry where it lacks pricing power

Reliance on placement at highly competitive front-end points of sale requires significant investment in slotting fees

Lack of scale results in higher % incidence of advertising costs

Environment of increasing raw material prices

Increasing pressure from retailers and larger competitors to secure and maintain shelf-space

Reliance on one third-party manufacturer for the sourcing of most confectionery products constrains ability to aggressively reduce product costs

Crescendo’s target $16 to $18 share price in two years is calculated on the basis of aggressive and questionable assumptions

Implies a forward P/E of 18.6x to 20.9x, well above where significantly larger and stronger peers trade

Assumes successful execution of an improperly structured buyback

Relative size is well in excess of successful precedent transactions; negative price impact for large historical buybacks

Assumes that by FY2009 the market will give Topps full credit for the projected $51.2m FY2010 EBITDA (+25% growth vs.
EBITDA level of FY2009; +30% growth CAGR FY2007-FY2010) of the aggressive Management Case

Projections as per the Adjusted Case under similar assumptions return a price in two years of $11.64-$12.98(1)

The target $16.00-$18.00 share price in two years corresponds to a current $11.75-$12.87 per share value to stockholders(2)(3)

Results for the Adjusted Case correspond to a current $9.48-$10.26 per share value to stockholders

Crescendo Statements Raise Questions On Credibility

Why You Should Reject Crescendo Arguments

Crescendo’s inconsistent statements raise questions about their credibility and ultimately highlight their true intentions: to take over Topps without paying a premium to shareholders

In November 2006, Arnaud Ajdler suggested that a price target of $10.00 per share, if expressed to a potential acquirer, might be so high as to dissuade bidders

In their proxy documentation, Crescendo now claims a value for Topps of $16.00-$18.00 in two years on the basis of the plan of
Topps’ incumbent management

As of December 2007, Arnaud Ajdler believed that an M&A transaction for Topps would net a valuation of between $9.50 and
$10.50 per share

In their proxy documentation, Crescendo now claims that the $9.75 consideration of Tornante/MDP’s transaction is inadequate

In January 2007, Arnaud Ajdler recommended a special dividend in lieu of a buyback because the prevailing trading price (ranging from $8.91 to $9.08 since October 2006) did not justify a buyback

In their proxy documentation, Crescendo is now proposing a $110m buyback at a price of $10.00-$10.50

In his deposition of May 25, 2007, Arnaud Ajdler declared that he would support negotiations with Upper Deck at a $10.75 price level

In their proxy documentation, Crescendo now claims that the Company is at the beginning of its turnaround and a sale at this time would let the buyers reap the benefits of the turnaround at the expense of stockholders

In their proxy documentation, Crescendo now also claims that it intends to be a long term stockholder in Topps

Why Doesn’t Crescendo Make An Offer For Topps?

Why You Should Reject Crescendo Arguments

The Topps Board is TRULY committed to maximizing value for all Topps stockholders – Crescendo is not

Crescendo has made wild claims that Topps stock will be worth $16-$18 per share in two years

If Crescendo TRULY believes what they claim, it could make an offer to acquire Topps at a premium

Crescendo could pay a premium to Topps stockholders and enjoy the potential upside

At the price level that Topps is worth to Crescendo, they could easily make an offer above Tornante/MDP’s offer and above the indication of interest of Upper Deck

The Topps Board would welcome a value-maximization offer by Crescendo at the price level that they have indicated

Ability and commitment to immediately facilitate diligence review and negotiation of the terms of a transaction

We believe Crescendo has not made an offer to acquire Topps because they are seeking to prevent stockholders from maximizing their investment in Topps in order to facilitate Crescendo’own self-serving agenda

Conclusion

Board Recommendation

Conclusion

The Board of Directors believes that the merger is in the best interest of stockholders and therefore recommends to vote FOR the proposed transaction.

Management’s successful restructuring was instrumental in receiving the attractive $9.75 price

Topps faces significant company-specific and broader industry challenges

The transaction offers stockholders certainty of value at attractive valuation multiples and premium

The offer is the ONLY binding and fully-financed offer received as a result of an extensive and thorough process that started over two years ago

The 40-day Go-Shop period provided for a thorough market check of Tornante/MDP’s offer

The non-binding indication of interest received from Upper Deck is at an attractive price level but key fundamental issues have not been resolved yet (lack of ANY evidence as to ability to finance, unwillingness to take sufficient regulatory risk, inadequate break-up fee for failure of Upper Deck to close)

Crescendo’s plan is vague and offers nothing new and its margin and price expectations are unrealistic

If Crescendo wants to take control of the Company, they should make a superior proposal